Asset Retirement Obligation (Expressed in Canadian $000's except per share amounts)	12 Months Ended
Sep. 30, 2013
Asset Retirement Obligation (Expressed in Canadian $000's except per share amounts) [Text Block]
7.	Asset Retirement Obligation

As at September 30, 2013, the Company has estimated the net present value of its total Asset Retirement Obligation ("ARO") to be $248 (September 30, 2012 - $308) based upon a total future undiscounted liability of $621 (September 30, 2012 - $736), where the liability settlement period has been estimated to occur over 1 to 25 years. During the year ended September 30, 2013, the Company began incurring reclamation costs in the Windsor Basin in Nova Scotia. The Company calculated the net present value of ARO using a discount rate of 8% and an inflation rate of 2% to 3%.

	September 30,	September 30,
	2013	2012
	$	$
Balance, beginning of year	308	385
Accretion expense	25	135
Liabilities settled	(60)	(130)
Revision to ARO inputs	(25)	(82)
Balance, end of year	248	308